NOTE 11 - ACQUISITION OF MEIJIA	12 Months Ended
Jun. 30, 2018
Notes
NOTE 11 - ACQUISITION OF MEIJIA

NOTE 11 – ACQUISITION OF MEIJIA

On March 16, 2018 (the “Acquisition Date”), the Company entered into a share purchase agreement to acquire 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd (“Meijia”) from its original shareholder, Long Kai (Shenzheng) Industrial Co., Ltd (“Longkai”), for a total cash consideration of approximately $10.7 million (or RMB 71.0 million) (the “acquisition”). The transaction costs (including title search and legal costs) associated with the Meijia assets acquisition was immaterial and transaction cost capitalization is not deemed necessary.

Meijia owns the land use right to a land parcel of 19,144.54 square meters and a factory and office buildings of an aggregate of 18,912.38 square meters. Except for holding the land use right and the buildings, Meijia has no substantial business operations, nor has it had any production or sales activities since its inception. As a result, the Company determined that the acquisition constituted as an acquisition of assets for financial statement purposes, rather than an acquisition of a business. This acquisition enables the Company to build its own facility instead of leasing manufacturing facilities and expand its production capacity sustainably to meet increased customer demand. Total capital expenditure on decoration and purchase of equipment and machinery to bring Meijia manufacturing facility into use amounted to approximately RMB 160 million ($24.6 million), among which the Company already spent RMB 29 million ($4.5 million) decoration costs as of the date of this Report and will spend additional RMB 100 million ($20.1 million) on machinery and equipment purchase and installation in the next few months. The Company expects to utilize this facility for production in the first half of 2019.

This transaction was accounted for under the acquisition method of accounting in accordance with FASB ASC Topic 805, Business Combinations. Under the acquisition method of accounting, the total purchase price has been allocated to the net tangible and intangible assets acquired based on their estimated fair values.

The purchase price was allocated to the land use right and the buildings based on the estimated fair values of those assets as of the Acquisition Date in accordance with the valuation report of an independent appraisal firm. The Acquisition was funded from the IPO proceeds.  Detailed allocation is as follows:

Buildings	$8,434,060
Land use right	2,294,624
Total purchase consideration	$10,728,684

The Company had substantially made the payment of the purchase price of approximately $10.6 million (or RMB 70 million) and has obtained the legal title to all of the Meijia shares as of June 30, 2018.  The Company made the final payment of $0.15 million (or RMB 1 million) on August 24, 2018.